[GOLDMAN SACHS LOGO]

                   EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.

Pg   Pool Classification   Loans     Sched Balance   Curr WAC   Am WAM   St WAM   PPRTERM    Age Per Cap      FICO
------------------------   -----   ---------------   --------   ------   ------   -------   ------------   -------

0001 CONFORMING , ARM      2,309   $288,570,662.66      8.839   358.29   358.51     22.86   1.49   1.001   604.888
0002 CONFORMING , FIX        485    $48,009,952.53      8.556   331.07   289.54     27.92   1.42           628.915
0003 NON CONFORMING ,        978   $148,099,549.10      8.771   349.99   324.68     39.69   1.68   1.002   613.368
                           -----   ---------------
*** TOTALS ***             3,772   $484,680,164.29
                           =====   ===============

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
                        Pool        CONFORMING
                          Arm         ARM

Loans     Sched Balance   Curr WAC   Orig WAM   Am WAM   St WAM   PPRTERM    Age   Per Cap
-----   ---------------   --------   --------   ------   ------   -------   ----   -------
2,309   $288,570,662.66      8.839     360.00   358.29   358.51     22.86   1.49     1.001

Loans   Life Ca   Maxrate     MTR   Margin    OLTV    CLTV   CSW LTV      FICO    SFEE
-----   -------   -------   -----   ------   -----   -----   -------   -------   -----
2,309     6.000    14.839   24.10    6.105   80.46   80.38     80.07   604.888   0.500

Current Rate           Principal Balance             Orig Term                 St Term                   AM WAM
------------   -----   -------------------   -----   --------------   ------   --------------   ------   --------------   -----
5.50- 5.99%     0.17   $0 - $25,000           0.19   301 - 360 Mths   100.00   301 - 360 Mths   100.00   241 - 300 Mths    0.06
6.00- 6.49%     0.57   $25,001 - $50,000      2.59                                                       301 - 360 Mths   99.94
6.50- 6.99%     5.41   $50,001 - $75,000      8.18
7.00- 7.49%     7.05   $75,001 - $100,000    11.19
7.50- 7.99%    16.06   $100,001 - $125,000   13.96
8.00- 8.49%    10.86   $125,001 - $150,000   13.13
8.50- 8.99%    17.47   $150,001 - $175,000   12.08
9.00- 9.49%     9.64   $175,001 - $200,000   12.56
9.50- 9.99%    13.75   $200,001 - $225,000    8.61
10.00-10.49%    6.55   $225,001 - $250,000    6.86
10.50-10.99%    9.04   $250,001 - $275,000    5.39
11.00-11.49%    3.43   $275,001 - $350,000    5.26

Geography            City               Property Type           Occupancy            Purpose
------------------   ----------------   ---------------------   ------------------   ----------------
California   22.11   CHICAGO     1.07   Single Family   90.07   Primary      97.72   Cash Out   45.45
Colorado      5.60   PHOENIX     1.03   Condo            4.36   Investment    1.67   Purchase   45.01
Minnesota     5.21   DENVER      0.99   MultiFamily      2.70   Secondary     0.61   Refinanc    9.54
Texas         4.83   SAN DIEG    0.73   PUD              2.11
Florida       4.60   STOCKTON    0.68                    0.76
Arizona       3.54   SACRAMEN    0.66
Illinois      3.44   FONTANA     0.64
Michigan      3.41   FAIRFIEL    0.64
Washington    2.98   ROSEVILL    0.60
New Jersey    2.91   HEMET       0.51
*More*       41.36   *More*     92.45

Geography            Orig LTV             Curr LTV             Delq
------------------   ------------------   ------------------   -------------
California   22.11   0.01-50.00    2.15   0.01-50.00    2.15   CURR   100.00
Colorado      5.60   50.01-60.0    2.78   50.01-60.0    2.78
Minnesota     5.21   60.01-70.0   10.12   60.01-70.0   10.15
Texas         4.83   70.01-75.0   11.25   70.01-75.0   11.26
Florida       4.60   75.01-80.0   29.86   75.01-80.0   29.82
Arizona       3.54   80.01-85.0   15.27   80.01-85.0   15.34
Illinois      3.44   85.01-90.0   18.84   85.01-90.0   18.85
Michigan      3.41   90.01-95.0    9.73   90.01-95.0    9.65
Washington    2.98
New Jersey    2.91
*More*       41.36

FICO               PMI                      Doc                          Years of Prepay
----------------   ----------------------   --------------------------   ---------------
Missing     2.33   LTV<80           56.16   Full Doc             76.65   0.000      7.45
400-519     5.68   PMI              15.47   Stated               17.93   2.000     75.66
520-559    17.11   Amerin           15.34   24 Mo. Bank Stmt.     3.99   3.000     16.89
560-579    12.34   MGIC             12.87   6 Mo. Bank Stmt       1.44
580-619    26.45   LTV>80, NO MI     0.16
620-649    16.25
650-699    12.63
700-749     5.10
750-799     1.89
800+        0.22

Margins             Per Rate Cap    Life Adj Cap     Amort
-----------------   -------------   --------------   ----------------------------
3.01-4.00    0.70   1.00    99.86   6.00    100.00   2yr/6month LIBOR ARM   86.46
4.01-5.00   20.90   2.00     0.14                    3yr/6month LIBOR ARM   13.41
5.01-6.00   30.76                                    1 YR CMT ARM            0.14
6.01-7.00   25.49
7.01-8.00   16.71
8.01-9.00    4.68
9.01-10.0    0.76

Margins             Life Rate Cap          MTR             Arm Index
-----------------   --------------------   -------------   ---------------------
3.01-4.00    0.70   11.01-12.00%    0.17   10       0.07   6 Month LIBOR   99.86
4.01-5.00   20.90   12.01-13.00%    6.39   11       0.06   1 YR CMT         0.14
5.01-6.00   30.76   13.01-14.00%   23.54   13-24   86.46
6.01-7.00   25.49   14.01-15.00%   28.53   25-36   13.41
7.01-8.00   16.71   15.01-16.00%   23.17
8.01-9.00    4.68   16.01-17.00%   15.27
9.01-10.0    0.76   17.01-18.00%    2.94

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
                        Pool        CONFORMING
                          Arm         FIX

Loans    Sched Balance   Curr WAC   Orig WAM   Am WAM   St WAM   PPRTERM    Age   Per Cap
-----   --------------   --------   --------   ------   ------   -------   ----   -------
  485   $48,009,952.53      8.556     290.96   331.07   289.54     27.92   1.42

Loans   Life Ca   Maxrate   MTR   Margin    OLTV    CLTV   CSW LTV      FICO    SFEE
-----   -------   -------   ---   ------   -----   -----   -------   -------   -----
  485                                      73.78   73.66     73.13   628.915   0.500

Current Rate           Principal Balance             Orig Term                St Term                  AM WAM
--------------------   ---------------------------   ----------------------   ----------------------   ----------------------
5.50- 5.99%     0.45   $0 - $25,000           0.95   121 - 180 Mths   38.36   121 - 180 Mths   38.36   121 - 180 Mths   15.03
6.00- 6.49%     0.89   $25,001 - $50,000      8.70   301 - 360 Mths   61.64   301 - 360 Mths   61.64   301 - 360 Mths   84.97
6.50- 6.99%     7.41   $50,001 - $75,000     13.05
7.00- 7.49%    12.49   $75,001 - $100,000    10.67
7.50- 7.99%    20.03   $100,001 - $125,000   11.90
8.00- 8.49%    11.11   $125,001 - $150,000   11.87
8.50- 8.99%    20.20   $150,001 - $175,000   13.82
9.00- 9.49%     7.82   $175,001 - $200,000    9.68
9.50- 9.99%     6.14   $200,001 - $225,000    6.20
10.00-10.49%    2.31   $225,001 - $250,000    6.44
10.50-10.99%    4.14   $250,001 - $275,000    4.88
11.00-11.49%    1.19   $275,001 - $350,000    1.85
11.50-11.99%    1.91
12.00-12.49%    1.25
12.50-12.99%    2.32
13.00-13.49%    0.21
13.50-13.99%    0.14

Geography             City               Property Type           Occupancy            Purpose
-------------------   ----------------   ---------------------   ------------------   ----------------
California    15.38   FORT COL    1.53   Single Family   89.84   Primary      95.74   Cash Out   58.16
Minnesota      6.45   PHILADEL    1.31   Condo            4.17   Investment    2.63   Purchase   27.31
Florida        6.31   HEMET       0.96   MultiFamily      3.69   Secondary     1.64   Refinanc   14.54
Pennsylvani    4.91   AUSTIN      0.95   PUD              1.45
Maryland       4.82   FEDERAL     0.93                    0.86
Texas          4.25   PASADENA    0.93
New York       3.97   RENO        0.89
Colorado       3.86   FONTANA     0.88
New Jersey     3.85   SAINT LO    0.80
Georgia        3.48   DETROIT     0.79
*More*        42.70   *More*     90.04

Geography             Orig LTV             Curr LTV             Delq
-------------------   ------------------   ------------------   -------------
California    15.38   0.01-50.00    7.94   0.01-50.00    7.94   CURR   100.00
Minnesota      6.45   50.01-60.0    5.25   50.01-60.0    5.25
Florida        6.31   60.01-70.0   16.62   60.01-70.0   17.11
Pennsylvani    4.91   70.01-75.0   16.64   70.01-75.0   16.15
Maryland       4.82   75.01-80.0   32.51   75.01-80.0   32.51
Texas          4.25   80.01-85.0    9.48   80.01-85.0    9.48
New York       3.97   85.01-90.0    9.79   85.01-90.0    9.79
Colorado       3.86   90.01-95.0    1.77   90.01-95.0    1.77
New Jersey     3.85
Georgia        3.48
*More*        42.70

FICO              PMI               Doc                          Years of Prepay
----------------  ---------------   --------------------------   ---------------
Missing     3.75  LTV<80    78.96   Full Doc             69.85   0.000    14.72
400-519     3.41  PMI        8.28   Stated               25.10   1.000     3.10
520-559     9.25  MGIC       7.84   24 Mo. Bank Stmt.     4.38   2.000     6.73
560-579     8.98  Amerin     4.92   6 Mo. Bank Stmt       0.67   3.000    75.45
580-619    22.89
620-649    19.64
650-699    17.54
700-749    11.65
750-799     2.89

Margins            Per Rate Cap   Life Adj Cap    Amort                   Life Rate Cap      MTR                Arm Index
----------------   ------------   -------------   ---------------------   ----------------   ----------------   ------------
Missing   100.00         100.00          100.00   Fixed 30 Yr     61.64   Missing   100.00   Missing   100.00         100.00
                                                  15/30 Balloon   23.32
                                                  Fixed 15 Yr     15.03

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
                        Pool        NON CONFORMING
                          Arm

Loans     Sched Balance   Curr WAC   Orig WAM   Am WAM   St WAM   PPRTERM    Age   Per Cap
-----   ---------------   --------   --------   ------   ------   -------   ----   -------
  978   $148,099,549.10      8.771     326.36   349.99   324.68     39.69   1.68     1.002

Loans   Life Ca   Maxrate     MTR   Margin    OLTV    CLTV   CSW LTV      FICO    SFEE
-----   -------   -------   -----   ------   -----   -----   -------   -------   -----
  978     6.000    15.486   23.50    6.667   77.97   77.88     77.62   613.368   0.500

Current Rate           Principal Balance             Orig Term                St Term                  AM WAM
--------------------   ---------------------------   ----------------------   ----------------------   ----------------------
5.50- 5.99%     1.66   $0 - $25,000           0.32   121 - 180 Mths   18.69   121 - 180 Mths   18.69   121 - 180 Mths    4.52
6.00- 6.49%     2.00   $25,001 - $50,000      2.94   301 - 360 Mths   81.31   301 - 360 Mths   81.31   241 - 300 Mths    0.04
6.50- 6.99%    12.34   $50,001 - $75,000      8.37                                                     301 - 360 Mths   95.45
7.00- 7.49%    10.75   $75,001 - $100,000     8.98
7.50- 7.99%    18.20   $100,001 - $125,000    7.30
8.00- 8.49%     8.91   $125,001 - $150,000    5.58
8.50- 8.99%    12.90   $150,001 - $175,000    4.86
9.00- 9.49%     3.91   $175,001 - $200,000    5.55
9.50- 9.99%     6.78   $200,001 - $225,000    4.89
10.00-10.49%    1.79   $225,001 - $250,000    2.58
10.50-10.99%    1.85   $250,001 - $275,000    2.28
11.00-11.49%    1.94   $275,001 - $350,000   19.77
11.50-11.99%   10.27   $350,001 - $450,000   20.40
12.00-12.49%    2.89   $450,001 - $550,000    4.95
12.50-12.99%    3.02   $550,001 - $650,000    1.23
13.00-13.49%    0.44
13.50-13.99%    0.36

Geography            City               Property Type           Occupancy            Purpose
------------------   ----------------   ---------------------   ------------------   ----------------
California   31.89   SAN JOSE    1.77   Single Family   91.25   Primary      98.79   Cash Out   50.50
Ohio         11.33   COLUMBUS    1.48   Condo            3.39   Investment    0.67   Purchase   35.90
Colorado      6.10   LOS ANGE    0.95   PUD              3.35   Secondary     0.54   Refinanc   13.61
Texas         5.04   SAN DIEG    0.90                    1.36
Florida       3.72   MEMPHIS     0.90   MultiFamily      0.65
Minnesota     3.50   LONG BEA    0.81
Washington    2.81   PHOENIX     0.80
Arizona       2.27   COLORADO    0.78
Maryland      2.26   BOULDER     0.76
Michigan      2.03   CINCINNA    0.74
*More*       29.04   *More*     90.11

Geography            Orig LTV             Curr LTV             Delq
------------------   ------------------   ------------------   -------------
California   31.89   0.01-50.00    3.16   0.01-50.00    3.16   CURR   100.00
Ohio         11.33   50.01-60.0    3.54   50.01-60.0    3.74
Colorado      6.10   60.01-70.0   16.91   60.01-70.0   16.71
Texas         5.04   70.01-75.0   10.59   70.01-75.0   10.62
Florida       3.72   75.01-80.0   28.77   75.01-80.0   28.73
Minnesota     3.50   80.01-85.0   17.15   80.01-85.0   17.15
Washington    2.81   85.01-90.0   14.22   85.01-90.0   14.22
Arizona       2.27   90.01-95.0    5.67   90.01-95.0    5.67
Maryland      2.26
Michigan      2.03
*More*       29.04

FICO              PMI              Doc                         Years of Prepay
---------------   --------------   -------------------------   ---------------
Missing    2.37   LTV<80   62.96   Full Doc            73.31   0.000     5.18
400-519    9.46   MGIC     13.51   Stated              14.19   1.000     0.83
520-559   11.68   Amerin   12.16   24 Mo. Bank Stmt.   10.40   2.000    33.62
560-579    9.81   PMI      11.37   6 Mo. Bank Stmt      2.10   3.000    13.00
580-619   24.40                                                5.000    47.36
620-649   13.63
650-699   17.37
700-749    8.16
750-799    3.01
800+       0.10

Margins              Per Rate Cap   Life Adj Cap   Amort
------------------   ------------   ------------   ----------------------------
Missing      42.05          42.05          42.05   2yr/6month LIBOR ARM   51.50
3.01-4.00     0.30   1.00   57.81   6.00   57.95   Fixed 30 Yr            23.35
4.01-5.00    10.74   2.00    0.14                  15/30 Balloon          14.17
5.01-6.00    14.90                                 3yr/6month LIBOR ARM    6.31
6.01-7.00    10.44                                 Fixed 15 Yr             4.52
7.01-8.00     5.63                                 1 YR CMT ARM            0.14
8.01-9.00    10.06
9.01-10.0     5.68
10.01-11.0    0.21


Margins              Life Rate Cap          MTR               Arm Index
------------------   --------------------   ---------------   ---------------------
Missing      42.05   Missing        42.05   Missing   42.05   6 Month LIBOR   57.81
3.01-4.00     0.30   11.01-12.00%    0.37   5          0.03                   42.05
4.01-5.00    10.74   12.01-13.00%    3.33   10         0.14   1 YR CMT         0.14
5.01-6.00    14.90   13.01-14.00%   12.46   13-24     51.49
6.01-7.00    10.44   14.01-15.00%   13.87   25-36      6.29
7.01-8.00     5.63   15.01-16.00%    8.03
8.01-9.00    10.06   16.01-17.00%    2.45
9.01-10.0     5.68   17.01-18.00%   11.67
10.01-11.0    0.21   18.01-19.00%    5.21
                     19.01-20.00%    0.56

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]

                   EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.

Pg   Pool Classification   Loans     Sched Balance   Curr WAC   Am WAM   St WAM   PPRTERM    Age Per Cap      FICO
------------------------   -----   ---------------   --------   ------   ------   -------   ------------   -------
0001 CONFORMING            2,794   $336,580,615.19      8.799   354.40   348.67     23.58   1.48   1.001   608.273
0002 NON CONFORMING          978   $148,099,549.10      8.771   349.99   324.68     39.69   1.68   1.002   613.368
                           -----   ---------------   --------   ------   ------   -------   ----   -----   -------
*** TOTALS ***             3,772   $484,680,164.29
                           =====   ===============

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
                        Pool        CONFORMING

Loans     Sched Balance   Curr WAC   Orig WAM   Am WAM   St WAM   PPRTERM    Age   Per Cap
-----   ---------------   --------   --------   ------   ------   -------   ----   -------
2,794   $336,580,615.19      8.799     350.15   354.40   348.67     23.58   1.48     1.001

Loans   Life Ca   Maxrate     MTR   Margin    OLTV    CLTV   CSW LTV      FICO    SFEE
-----   -------   -------   -----   ------   -----   -----   -------   -------   -----
2,794     6.000    14.839   24.10    6.105   79.51   79.42     79.10   608.273   0.500

Current Rate           Principal Balance             Orig Term                St Term                  AM WAM
--------------------   ---------------------------   ----------------------   ----------------------   ----------------------
 5.50- 5.99%    0.21   $0 - $25,000           0.30   121 - 180 Mths    5.47   121 - 180 Mths    5.47   121 - 180 Mths    2.14
 6.00- 6.49%    0.61   $25,001 - $50,000      3.46   301 - 360 Mths   94.53   301 - 360 Mths   94.53   241 - 300 Mths    0.05
 6.50- 6.99%    5.69   $50,001 - $75,000      8.87                                                     301 - 360 Mths   97.81
 7.00- 7.49%    7.82   $75,001 - $100,000    11.11
 7.50- 7.99%   16.63   $100,001 - $125,000   13.67
 8.00- 8.49%   10.89   $125,001 - $150,000   12.95
 8.50- 8.99%   17.86   $150,001 - $175,000   12.32
 9.00- 9.49%    9.38   $175,001 - $200,000   12.15
 9.50- 9.99%   12.66   $200,001 - $225,000    8.27
10.00-10.49%    5.95   $225,001 - $250,000    6.80
10.50-10.99%    8.34   $250,001 - $275,000    5.32
11.00-11.49%    3.11   $275,001 - $350,000    4.77
11.50-11.99%    0.27
12.00-12.49%    0.18
12.50-12.99%    0.33
13.00-13.49%    0.03
13.50-13.99%    0.02

Geography             City               Property Type           Occupancy            Purpose
------------------    ----------------   ---------------------   ------------------   ----------------
California    21.15   CHICAGO     0.98   Single Family   90.03   Primary      97.44   Cash Out   47.26
Minnesota      5.39   PHOENIX     0.92   Condo            4.33   Investment    1.81   Purchase   42.49
Colorado       5.35   DENVER      0.92   MultiFamily      2.84   Secondary     0.75   Refinanc   10.25
Florida        4.84   SAN DIEG    0.68   PUD              2.02
Texas          4.75   FONTANA     0.68                    0.77
Michigan       3.33   STOCKTON    0.64
Arizona        3.20   SACRAMEN    0.61
Illinois       3.08   FAIRFIEL    0.60
Pennsylvani    3.08   ROSEVILL    0.58
Washington     3.05   HEMET       0.57
*More*        42.78   *More*     92.83

Geography             Orig LTV             Curr LTV             Delq
------------------    ------------------   ------------------   -------------
California    21.15   0.01-50.00    2.98   0.01-50.00    2.98   CURR   100.00
Minnesota      5.39   50.01-60.0    3.13   50.01-60.0    3.13
Colorado       5.35   60.01-70.0   11.05   60.01-70.0   11.14
Florida        4.84   70.01-75.0   12.02   70.01-75.0   11.96
Texas          4.75   75.01-80.0   30.24   75.01-80.0   30.21
Michigan       3.33   80.01-85.0   14.44   80.01-85.0   14.50
Arizona        3.20   85.01-90.0   17.55   85.01-90.0   17.56
Illinois       3.08   90.01-95.0    8.59   90.01-95.0    8.53
Pennsylvani    3.08
Washington     3.05
*More*        42.78


FICO               PMI                     Doc                         Years of Prepay
----------------   ---------------------   -------------------------   ---------------
Missing     2.53   LTV<80          59.41   Full Doc            75.68   0.000    8.49
400-519     5.36   PMI             14.44   Stated              18.95   1.000    0.44
520-559    15.99   Amerin          13.85   24 Mo. Bank Stmt.    4.04   2.000   65.83
560-579    11.86   MGIC            12.15   6 Mo. Bank Stmt      1.33   3.000   25.25
580-619    25.94   LTV>80, NO MI    0.14
620-649    16.73
650-699    13.33
700-749     6.03
750-799     2.03
800+        0.19

Margins             Per Rate Cap   Life Adj Cap   Amort
-----------------   ------------   ------------   ----------------------------
Missing     14.26          14.26          14.26   2yr/6month LIBOR ARM   74.12
3.01-4.00    0.60   1.00   85.62   6.00   85.74   3yr/6month LIBOR ARM   11.49
4.01-5.00   17.92   2.00    0.12                  Fixed 30 Yr             8.79
5.01-6.00   26.38                                 15/30 Balloon           3.33
6.01-7.00   21.86                                 Fixed 15 Yr             2.14
7.01-8.00   14.33                                 1 YR CMT ARM            0.12
8.01-9.00    4.01
9.01-10.0    0.65

Margins             Life Rate Cap          MTR               Arm Index
-----------------   --------------------   ---------------   ---------------------
Missing     14.26   Missing        14.26   Missing   14.26   6 Month LIBOR   85.62
3.01-4.00    0.60   11.01-12.00%    0.14   10         0.06                   14.26
4.01-5.00   17.92   12.01-13.00%    5.48   11         0.06   1 YR CMT         0.12
5.01-6.00   26.38   13.01-14.00%   20.18   13-24     74.12
6.01-7.00   21.86   14.01-15.00%   24.46   25-36     11.49
7.01-8.00   14.33   15.01-16.00%   19.86
8.01-9.00    4.01   16.01-17.00%   13.09
9.01-10.0    0.65   17.01-18.00%    2.52

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]    Project:    EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
                        Pool        NON CONFORMING

Loans     Sched Balance   Curr WAC   Orig WAM   Am WAM   St WAM   PPRTERM    Age   Per Cap
-----   ---------------   --------   --------   ------   ------   -------   ----   -------
  978   $148,099,549.10      8.771     326.36   349.99   324.68     39.69   1.68     1.002

Loans   Life Ca   Maxrate     MTR   Margin    OLTV    CLTV   CSW LTV      FICO    SFEE
-----   -------   -------   -----   ------   -----   -----   -------   -------   -----
  978     6.000    15.486   23.50    6.667   77.97   77.88     77.62   613.368   0.500

Current Rate           Principal Balance             Orig Term                St Term                  AM WAM
--------------------   ---------------------------   ----------------------   ----------------------   ----------------------
5.50- 5.99%     1.66   $0 - $25,000           0.32   121 - 180 Mths   18.69   121 - 180 Mths   18.69   121 - 180 Mths    4.52
6.00- 6.49%     2.00   $25,001 - $50,000      2.94   301 - 360 Mths   81.31   301 - 360 Mths   81.31   241 - 300 Mths    0.04
6.50- 6.99%    12.34   $50,001 - $75,000      8.37                                                     301 - 360 Mths   95.45
7.00- 7.49%    10.75   $75,001 - $100,000     8.98
7.50- 7.99%    18.20   $100,001 - $125,000    7.30
8.00- 8.49%     8.91   $125,001 - $150,000    5.58
8.50- 8.99%    12.90   $150,001 - $175,000    4.86
9.00- 9.49%     3.91   $175,001 - $200,000    5.55
9.50- 9.99%     6.78   $200,001 - $225,000    4.89
10.00-10.49%    1.79   $225,001 - $250,000    2.58
10.50-10.99%    1.85   $250,001 - $275,000    2.28
11.00-11.49%    1.94   $275,001 - $350,000   19.77
11.50-11.99%   10.27   $350,001 - $450,000   20.40
12.00-12.49%    2.89   $450,001 - $550,000    4.95
12.50-12.99%    3.02   $550,001 - $650,000    1.23
13.00-13.49%    0.44
13.50-13.99%    0.36

Geography            City               Property Type           Occupancy            Purpose
------------------   ----------------   ---------------------   ------------------   ----------------
California   31.89   SAN JOSE    1.77   Single Family   91.25   Primary      98.79   Cash Out   50.50
Ohio         11.33   COLUMBUS    1.48   Condo            3.39   Investment    0.67   Purchase   35.90
Colorado      6.10   LOS ANGE    0.95   PUD              3.35   Secondary     0.54   Refinanc   13.61
Texas         5.04   SAN DIEG    0.90                    1.36
Florida       3.72   MEMPHIS     0.90   MultiFamily      0.65
Minnesota     3.50   LONG BEA    0.81
Washington    2.81   PHOENIX     0.80
Arizona       2.27   COLORADO    0.78
Maryland      2.26   BOULDER     0.76
Michigan      2.03   CINCINNA    0.74
*More*       29.04   *More*     90.11

Geography            Orig LTV             Curr LTV             Delq
------------------   ------------------   ------------------   -------------
California   31.89   0.01-50.00    3.16   0.01-50.00    3.16   CURR   100.00
Ohio         11.33   50.01-60.0    3.54   50.01-60.0    3.74
Colorado      6.10   60.01-70.0   16.91   60.01-70.0   16.71
Texas         5.04   70.01-75.0   10.59   70.01-75.0   10.62
Florida       3.72   75.01-80.0   28.77   75.01-80.0   28.73
Minnesota     3.50   80.01-85.0   17.15   80.01-85.0   17.15
Washington    2.81   85.01-90.0   14.22   85.01-90.0   14.22
Arizona       2.27   90.01-95.0    5.67   90.01-95.0    5.67
Maryland      2.26
Michigan      2.03
*More*       29.04

FICO               PMI              Doc                         Years of Prepay
----------------   --------------   -------------------------   ---------------
Missing     2.37   LTV<80   62.96   Full Doc            73.31   0.000    5.18
400-519     9.46   MGIC     13.51   Stated              14.19   1.000    0.83
520-559    11.68   Amerin   12.16   24 Mo. Bank Stmt.   10.40   2.000   33.62
560-579     9.81   PMI      11.37   6 Mo. Bank Stmt      2.10   3.000   13.00
580-619    24.40                                                5.000   47.36
620-649    13.63
650-699    17.37
700-749     8.16
750-799     3.01
800+        0.10

Margins              Per Rate Cap   Life Adj Cap   Amort
------------------   ------------   ------------   ----------------------------
Missing      42.05          42.05          42.05   2yr/6month LIBOR ARM   51.50
3.01-4.00     0.30   1.00   57.81   6.00   57.95   Fixed 30 Yr            23.35
4.01-5.00    10.74   2.00    0.14                  15/30 Balloon          14.17
5.01-6.00    14.90                                 3yr/6month LIBOR ARM    6.31
6.01-7.00    10.44                                 Fixed 15 Yr             4.52
7.01-8.00     5.63                                 1 YR CMT ARM            0.14
8.01-9.00    10.06
9.01-10.0     5.68
10.01-11.0    0.21


Margins              Life Rate Cap          MTR               Arm Index
------------------   --------------------   ---------------   ---------------------
Missing      42.05   Missing        42.05   Missing   42.05   6 Month LIBOR   57.81
3.01-4.00     0.30   11.01-12.00%    0.37   5          0.03                   42.05
4.01-5.00    10.74   12.01-13.00%    3.33   10         0.14   1 YR CMT         0.14
5.01-6.00    14.90   13.01-14.00%   12.46   13-24     51.49
6.01-7.00    10.44   14.01-15.00%   13.87   25-36      6.29
7.01-8.00     5.63   15.01-16.00%    8.03
8.01-9.00    10.06   16.01-17.00%    2.45
9.01-10.0     5.68   17.01-18.00%   11.67
10.01-11.0    0.21   18.01-19.00%    5.21
                     19.01-20.00%    0.56

Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]



                   EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.


Pg Pool Classification           Loans        Sched Balance    Curr WAC    Am WAM    St WAM     PPRTERM    Age    Per Cap     FICO
-----------------------------------------------------------------------------------------------------------------------------------
0001 All Loans                   3,772       $484,680,164.29     8.790     353.06    341.34      28.50     1.54    1.002    609.831
-----------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                   3,772       $484,680,164.29







Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]


Project:            EXHIBIT A WELLS FARGO AUG 22 SUBPRIME DEAL
All Loans           All Loans

---------------------------------------------------------------------------------------------------------------------------------
Loans     Sched Balance     Curr WAC     Orig WAM     Am WAM     St WAM     PPRTERM     Age     Per Cap    Life Ca     Maxrate
---------------------------------------------------------------------------------------------------------------------------------
3,772    $484,680,164.29     8.790        342.88      353.06     341.34      28.50      1.54     1.002      6.000      14.988
---------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
----------------------------------------------------------------------------
Loans      MTR     Margin     OLTV     CLTV    CSW LTV     FICO       SFEE
----------------------------------------------------------------------------
3,772     23.96    6.234      79.04    78.95    78.62     609.831     0.500
----------------------------------------------------------------------------



---------------------     -----------------------------   ----------------------   ----------------------    -----------------------
Current Rate               Principal Balance              Orig Term                St Term                            AM WAM
---------------------     -----------------------------   ----------------------   ----------------------    -----------------------
 5.50- 5.99%     0.65     $0 - $25,000            0.31    121 - 180 Mths    9.51   121 - 180 Mths    9.51    121 - 180 Mths     2.87
 6.00- 6.49%     1.04     $25,001 - $50,000       3.30    301 - 360 Mths   90.49   301 - 360 Mths   90.49    241 - 300 Mths     0.05
 6.50- 6.99%     7.72     $50,001 - $75,000       8.72                                                       301 - 360 Mths    97.09
 7.00- 7.49%     8.72     $75,001 - $100,000     10.46
 7.50- 7.99%    17.11     $100,001 - $125,000    11.72
 8.00- 8.49%    10.29     $125,001 - $150,000    10.70
 8.50- 8.99%    16.34     $150,001 - $175,000    10.04
 9.00- 9.49%     7.71     $175,001 - $200,000    10.13
 9.50- 9.99%    10.87     $200,001 - $225,000     7.24
10.00-10.49%     4.68     $225,001 - $250,000     5.51
10.50-10.99%     6.36     $250,001 - $275,000     4.39
11.00-11.49%     2.76     $275,001 - $350,000     9.35
11.50-11.99%     3.33     $350,001 - $450,000     6.23
12.00-12.49%     1.01     $450,001 - $550,000     1.51
12.50-12.99%     1.15     $550,001 - $650,000     0.38
13.00-13.49%     0.16
13.50-13.99%     0.12
---------------------     -----------------------------   ----------------------   ----------------------    -----------------------



------------------    ----------------    ----------------------    ------------------    ----------------     ------------------
Geography             City                Property Type             Occupancy             Purpose              Orig LTV
------------------    ----------------    ----------------------    ------------------    ----------------     ------------------
California   24.43    PHOENIX     0.89    Single Family    90.41    Primary      97.85    Cash Out   48.25     0.01-50.00    3.03
Colorado      5.58    SAN DIEG    0.75    Condo             4.04    Investment    1.46    Purchase   40.47     50.01-60.0    3.26
Texas         4.84    CHICAGO     0.74    PUD               2.42    Secondary     0.69    Refinanc   11.28     60.01-70.0   12.84
Minnesota     4.81    SAN JOSE    0.71    MultiFamily       2.17                                               70.01-75.0   11.58
Florida       4.50    DENVER      0.66                      0.95                                               75.01-80.0   29.79
Ohio          4.28    FAIRFIEL    0.63                                                                         80.01-85.0   15.27
Washington    2.98    COLUMBUS    0.59                                                                         85.01-90.0   16.53
Michigan      2.93    LAS VEGA    0.53                                                                         90.01-95.0    7.70
Arizona       2.91    LOS ANGE    0.53
Maryland      2.75    FONTANA     0.50
*More*       39.98    *More*     93.48
------------------    ----------------    ----------------------    ------------------    ----------------     ------------------


TABLE (CONTINUED)
------------------       -------------------    ----------------

Geography                Curr LTV               Delq
------------------       -------------------    ----------------
California   24.43       0.01-50.00    3.03     CURR      100.00
Colorado      5.58       50.01-60.0    3.32
Texas         4.84       60.01-70.0   12.84
Minnesota     4.81       70.01-75.0   11.55
Florida       4.50       75.01-80.0   29.76
Ohio          4.28       80.01-85.0   15.31
Washington    2.98       85.01-90.0   16.54
Michigan      2.93       90.01-95.0    7.66
Arizona       2.91
Maryland      2.75
*More*       39.98
------------------       -------------------    ----------------



---------------------    -------------------------    ---------------------------      -------------------
FICO                     PMI                          Doc                              Years of Prepay
---------------------    -------------------------    ---------------------------      -------------------
Missing          2.48    LTV<80              60.50    Full Doc              74.95      0.000          7.48
400-519          6.61    PMI                 13.50    Stated                17.49      1.000          0.56
520-559         14.67    Amerin              13.34    24 Mo. Bank Stmt.      5.99      2.000         55.99
560-579         11.23    MGIC                12.57    6 Mo. Bank Stmt        1.56      3.000         21.50
580-619         25.47    LTV>80, NO MI        0.10                                     5.000         14.47
620-649         15.78
650-699         14.57
700-749          6.68
750-799          2.33
800+             0.16
---------------------    -------------------------    ---------------------------      -------------------



-----------------       ------------      -------------    --------------------------------    ---------------------
Margins                 Per Rate Cap      Life  Adj Cap    Amort                               Life Rate Cap
-----------------       ------------      -------------    --------------------------------    ---------------------
 Missing    22.75             22.75             22.75      2yr/6month LIBOR ARM       67.21    Missing         22.75
 3.01-4.00   0.51       1.00  77.12       6.00  77.25      Fixed 30 Yr                13.24    11.01-12.00%     0.21
 4.01-5.00  15.72       2.00   0.13                        3yr/6month LIBOR ARM        9.91    12.01-13.00%     4.82
 5.01-6.00  22.87                                          15/30 Balloon               6.64    13.01-14.00%    17.82
 6.01-7.00  18.37                                          Fixed 15 Yr                 2.87    14.01-15.00%    21.22
 7.01-8.00  11.67                                          1 YR CMT ARM                0.13    15.01-16.00%    16.25
 8.01-9.00   5.86                                                                              16.01-17.00%     9.84
 9.01-10.0   2.19                                                                              17.01-18.00%     5.32
10.01-11.0   0.06                                                                              18.01-19.00%     1.59
                                                                                               19.01-20.00%     0.17


-----------------       ------------      -------------    --------------------------------    ---------------------


TABLE (CONTINUED)
-----------------     -------------------   ------------------------
Margins                MTR                   Arm Index
-----------------     -------------------   ------------------------
 Missing    22.75      Missing      22.75    6 Month LIBOR     77.12
 3.01-4.00   0.51      5            0.01                       22.75
 4.01-5.00  15.72      10           0.09     1 YR CMT           0.13
 5.01-6.00  22.87      11           0.04
 6.01-7.00  18.37      13-24       67.21
 7.01-8.00  11.67      25-36        9.90
 8.01-9.00   5.86
 9.01-10.0   2.19
10.01-11.0   0.06



-----------------     -------------------   ------------------------


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.